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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                   FORM 8-A

                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                   UNITED HOMES, INC.
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             (Exact name of registrant as specified in its charter)


             ILLINOIS                                     36-3978181
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(State of incorporation or organization)   (I.R.S. Employer Identification No.)


 2100 GOLF ROAD, SUITE 110, ROLLING MEADOWS, ILLINOIS                 60008
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    (Address of principal executive offices)                        (Zip Code)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

     Title of each class to be registered:        Name of each exchange on which
                                               each class is to be registered:

                   N/A                                          N/A

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     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.       / /

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.       /X/

     Securities Act registration statement file number to which this form
relates:     333-33965
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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

             11% MANDATORY REDEMPTION DEBENTURES DUE MARCH 15, 2005
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                                (Title of Class)


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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Registrant's securities and information required by
Item 202 of Regulation S-K is contained in the prospectus included in the Registrant's Registration Statement on Form S-1 (Registration No. 333-33965) and is hereby incorporated by reference.

ITEM 2.   EXHIBITS.

I. The securities to be registered herein are not being registered on an exchange, but are being registered pursuant to Section 12(g) of the Act. The following exhibits are filed as part of this Registration Statement:

     1. Specimen Debenture (incorporated by reference to Exhibit 4.1 to Exhibits to Amendment No. 1 to Form S-1 Registration Statement of United Homes, Inc. filed with the Securities and Exchange Commission on October 21, 1997, Registration No. 333-33965).

     2. Indenture by and between United Homes, Inc., as Issuer and National City Bank of Minneapolis, as Trustee, (incorporated by reference to Exhibit 4.2 to Exhibits to Amendment No. 1 to Form S-1 Registration Statement of United Homes, Inc. filed with the Securities and Exchange Commission on October 21, 1997, Registration No. 333-33965).


II.  Not Applicable.

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                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.





                         UNITED HOMES, INC.,
                         an Illinois corporation (Registrant)


                         By:  /s/ Edward Havlik
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                                  Edward Havlik,
                                  Title: President



Dated:  November 10, 1997